                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  Form 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  October 3, 1997*





                              APPLIED POWER INC.
                              -----------------
            (Exact name of Registrant as specified in its charter)



       Wisconsin                     1-11288                 39-0168610
       ---------                     -------                 ----------
(State of incorporation)      (Commission File No.)   (I.R.S. Employer Id. No.)


                        13000 West Silver Spring Drive
                           Butler, Wisconsin  53007
          Mailing address: P.O. Box 325, Milwaukee, Wisconsin  53201
          ----------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                (414) 781-6600
                                --------------
             (Registrant's telephone number, including area code)

______________________
*This Amendment is filed pursuant to the provisions of paragraph (a) (4) of Item 7 of Form 8-K.

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report dated as of October 3, 1997 on Form 8-K (the "10/3/97 8-K") as set forth in the pages attached hereto to furnish the required information:

Pursuant to the provisions of paragraph (a) (4) of Item 7 of Form 8-K, Item 7 of the 10/3/97 8-K is hereby amended to file the pro forma financial information required to be filed pursuant to Item 7(b) in connection with the acquisition of Versa Technologies, Inc. ("Versa/Tek") reported in Item 2 of the 10/3/97 8-K.


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       APPLIED POWER INC.



Date:  December 17, 1997               By:  /s/ Robert C. Arzbaecher
                                            ------------------------
                                            Robert C. Arzbaecher,
                                            Vice President and
                                            Chief Financial Officer

Item 7.  Financial Statements and Exhibits
------------------------------------------

  (a)  Financial Statements of Business Acquired:

       The following financial statements of Versa/Tek (Commission File No. 0-5240) are incorporated herein by reference to pages 13 through 25 of Versa/Tek's 1997 Annual Report to Shareholders (such financial statements having been incorporated by reference in Versa/Tek's Annual Report on Form 10-K for the fiscal year ended March 31, 1997 from the 1997 Annual Report to Shareholders):

          Consolidated Statement of Earnings for the years ended March 31, 1997, 1996 and 1995

          Consolidated Balance Sheets as of March 31, 1997 and 1996

          Consolidated Statements of Shareholders' Equity for the years ended March 31, 1997, 1996 and 1995

          Consolidated Statements of Cash Flows for the years ended March 31, 1997, 1996 and 1995

          Notes to Consolidated Financial Statements

          Independent Auditors' Report

       The following unaudited consolidated financial statements of Versa/Tek are incorporated herein by reference to pages 3 through 7 of its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997:

          Consolidated Balance Sheet as of June 30, 1997

          Consolidated Statements of Earnings for the three months ended June 30, 1997 and 1996

          Consolidated Statements of Cash Flows for the three months ended June 30, 1997 and 1996

          Notes to Financial Statements

  (b)  Pro Forma Financial Information:

       The following unaudited pro forma condensed consolidated financial statements of Applied Power Inc. and subsidiaries, reflecting the acquisition of Versa/Tek, are filed herewith:

          Introduction to Pro Forma Condensed Consolidated Financial Statements of Applied Power Inc. and Versa Technologies, Inc.

          Applied Power Inc. and Versa Technologies, Inc. Pro Forma Condensed Consolidated Balance Sheet as of August 31, 1997 and the related Pro Forma Condensed Consolidated Statement of Earnings for the year then ended (unaudited).

          Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited).

  (c)  Exhibits:

       See the Exhibit Index following the Signature page of this Report, which is incorporated herein by reference.

                APPLIED POWER INC. AND VERSA TECHNOLOGIES, INC.

     INTRODUCTION TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
     ---------------------------------------------------------------------
                                   Unaudited

As described under Item 2 of this report as originally filed on October 20, 1997, Applied Power Inc. (the "Company"), through a wholly-owned subsidiary, acquired by means of a tender offer and follow-up merger all outstanding shares of common stock of Versa Technologies, Inc. ("Versa/Tek") at a price of $24.625 per share in cash.

The following unaudited pro forma condensed consolidated balance sheet and statement of earnings (the "pro forma statements") give effect to the acquisition of Versa/Tek using the purchase method of accounting and are based on the estimates and assumptions set forth in the notes to such pro forma statements. The pro forma statements have been prepared by the Company utilizing the historical financial statements of the Company and of Versa/Tek and accordingly, should be read in conjunction with such historical financial statements of the Company and notes thereto which were contained in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1997 and the audited financial statements and notes thereto of Versa/Tek, incorporated by reference in Item 7(a) of this report.

These pro forma statements have been prepared and included herein as required by the rules and regulations of the Securities and Exchange Commission and are provided for comparative purposes only. The pro forma statements are not necessarily indicative of the future consolidated financial position and results of operations or those which would have occurred had the acquisition been consummated as of the dates reflected in the pro forma statements. In reviewing the pro forma statements, the reader should consider the following:

1. The historical amounts of Versa/Tek were compiled to conform, as closely as possible, to the fiscal year of the Company. The historical income statement for Versa/Tek covers the twelve month period beginning July 1, 1996 through June 30, 1997 and the historical balance sheet is as of June 30, 1997.

2. The following pro forma financial statements do not reflect any adjustments for the various synergies or cost reductions the Company expects to achieve as a result of the acquisition.

                      APPLIED POWER INC. AND SUBSIDIARIES
                         AND VERSA TECHNOLOGIES, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   Unaudited
                                AUGUST 31, 1997
                            (Dollars in Thousands)

                                                             Historical                 Pro forma              Pro forma
                                                        API           VersaTek         Adjustments            Consolidated
                                                   -------------    -------------     -------------          --------------
ASSETS
Current Assets
      Cash and cash equivalents                         $  5,846          $ 1,150                                  $  6,996
      Accounts receivable                                 84,697           14,001                                    98,698
      Inventories                                        115,761           11,876                                   127,637
      Prepaid income tax                                  11,209            1,200                                    12,409
      Prepaid expenses                                     8,393               62                                     8,455
                                                   -------------    -------------                            --------------
Total Current Assets                                     225,906           28,289                                   254,195

Investment in Versa Technologies, Inc.                         -                -         $ 141,473  (a)                  -
                                                                                           (141,473) (b)

Other Assets                                               7,305              176                                     7,481
Goodwill                                                 109,078            8,423            85,862  (b)            203,363
Other Intangibles                                         30,723            2,582            11,000  (b)             44,305

Property, Plant and Equipment - net                       90,580           23,463             2,000  (b)            116,043
                                                   -------------    -------------     -------------          --------------

Total Assets                                            $463,592          $62,933         $  98,862                $625,387
                                                   =============    =============     =============          ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
      Short-term borrowings                             $ 21,428                                                   $ 21,428
      Trade accounts payable                              54,555          $ 5,176                                    59,731
      Accrued compensation and benefits                   24,736            4,535                                    29,271
      Income taxes payable                                 7,093            1,301                                     8,394
      Other current liabilities                           20,462               87         $     628  (a)
                                                                                              4,125  (b)             25,302
                                                   -------------    -------------     -------------          --------------
Total Current Liabilities                                128,274           11,099             4,753                 144,126

Long-term Debt                                           101,663                -           140,845  (a)            242,508
Deferred Income Tax                                       14,596            2,020                                    16,616
Other Deferred Liabilities                                14,950            3,078                                    18,028

Shareholders' Equity
      Common stock                                         2,763               61               (61)                  2,763
      Additional paid-in capital                          38,388           18,649           (18,649)                 38,388
      Retained earnings                                  166,776           34,523           (34,523)                166,776
      Cumulative translation adjustments                  (3,818)               -                                    (3,818)
      Treasury shares, at cost                                 -           (6,497)            6,497                       -
                                                   -------------    -------------     -------------          --------------
Total Shareholders' Equity                               204,109           46,736           (46,736) (b)               204,109
                                                   -------------    -------------     -------------          --------------

Total Liabilities and Shareholders' Equity              $463,592          $62,933         $  98,862                $625,387
                                                   =============    =============     =============          ==============

                                      APPLIED POWER INC. AND SUBSIDIARIES AND
                                             VERSA TECHNOLOGIES, INC.
                              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                                                     Unaudited
                                            YEAR ENDED AUGUST 31, 1997
                                  (Amounts in Thousands except per share amounts)

                                                              Historical            Pro forma           Pro forma
                                                           API        VersaTek     Adjustments         Consolidated
                                                         --------     --------     -----------         ------------
Net sales                                                $672,316     $95,288        $  5,701  (c)        $773,305
Cost of products sold                                     419,420      69,773           4,597  (c), (d)    493,790
                                                         --------     -------        --------             --------
    Gross Profit                                          252,896      25,515           1,104              279,515

Engineering, selling and administrative expenses          173,200      14,552             755  (c)         188,507
Amortization of intangible assets                           6,813          -            3,012  (c), (d)      9,825
                                                         --------     -------        --------             --------
     Operating Earnings                                    72,883      10,963          (2,663)              81,183
Other Expense(Income)
     Net financing costs                                   12,003         (32)          9,507  (c),(d)      21,478
     Other - net                                           (1,863)        607              (3) (c)          (1,259)
                                                         --------     -------        --------             --------
Earnings Before Income Tax Expense                         62,743      10,388         (12,167)              60,964
Income Tax Expense(Benefit)                                20,705       4,216          (3,735) (d)          21,186
                                                         --------     -------        --------             --------
Net Earnings                                             $ 42,038     $ 6,172        $ (8,432)            $ 39,778
                                                         ========     =======        ========             ========

Earnings Per Share                                       $   2.92                                         $   2.77
                                                         ========                                         ========
Weighted Average Number of Shares Outstanding              14,377                                           14,377
                                                         ========                                         ========

                APPLIED POWER INC. AND VERSA TECHNOLOGIES, INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
         --------------------------------------------------------------
                                   Unaudited
                             (Dollars in Thousands)

(a) The following pro forma adjustments reflect the Company's purchase of Versa/Tek. Pro forma adjustments include estimated direct costs of acquisition of $628.

          Purchase price of outstanding shares                                                          $         140,845
          Accrued liabilities                                                                                         628
                                                                                                        -----------------

                 Investment in Versa/Tek                                                                $         141,473
                                                                                                        =================


(b) The following pro forma adjustments are made to reflect estimated fair value adjustments and to eliminate the investment in Versa/Tek:

          Versa/Tek net assets - as reported                                                            $          46,736

          Fair value adjustments:
                 Increase carrying amount of plant and equipment to fair value                                      2,000
                 Record additional purchase accounting accruals                                                    (4,125)
                 Record goodwill and other intangibles acquired                                                    96,862
                                                                                                        -----------------

                        Investment in Versa/Tek                                                         $         141,473
                                                                                                        =================

(c) The following pro forma adjustments are incorporated in the pro forma condensed consolidated statement of earnings to reflect a full year of Eder in Versa/Tek.

          1.     Add historical operating results of Eder for the four-month period July 1,
                 1996 to 10/31/96 (date of Versa/Tek's acquisition)
                           Net Sales                                                                    $           6,338
                           Cost of Products Sold                                                                   (4,924)
                           Engineering, Selling and Administrative Expenses                                          (755)
                           Financing Costs                                                                            (19)
                           Other Income                                                                                 3

          2.     Eliminate intercompany sales and purchases between Eder and Versa/Tek                                637
                                                                                                                     (637)

          3.     Incremental  interest expense/elimination of interest income relating to the
                 cash borrowed/used in the acquisition at a rate of 6.5%                                             (333)

          4.     Increase in depreciation expense resulting from adjustment to carrying amount
                 of plant and equipment being depreciated over periods of 10 to 30 years                              (24)

          5.     Reflect additional amortization of goodwill and other intangibles arising from
                 the Eder transaction over periods of 3 to 40 years                                                  (163)
                                                                                                        -----------------

                                                                                                        $             123
                                                                                                        ===================

  (d) The following pro forma adjustments are incorporated in the pro forma condensed consolidated statement of earnings as a result of the Versa Tek acquisition.

          1.  Incremental interest expense on acquisition debt at a rate of 6.5%                         $(9,155)

          2.  Increase in depreciation expense resulting from adjustment to carrying amount
              of plant and equipment being depreciated over a 7 year life                                   (286)

          3.  Reflect amortization of increase in goodwill and intangible assets arising
              from this transaction over periods of 10 to 40 years.                                       (2,849)

          4.  Decrease in income taxes (net benefit) applying a 39% effective US and
              Wisconsin state income tax rate to the earnings of Versa/Tek, less the effect of pro forma adjustments in (c) and 1, 2 and 3 above (with the exception of non-
              deductible amortization)                                                                     3,735
                                                                                                         -------
                                                                                                         $(8,555)
                                                                                                         =======